UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 25, 2023 (October 20, 2023)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7310 N. 16th Street., Suite 135, Phoenix, AZ 85020

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.01 per share	SCCO	New York Stock Exchange Lima Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On October 20, 2023, the Registrant’s Board of Directors approved an amended and restated Code of Business Conduct and Ethics (the “Ethics Code”) to update the portal for the reporting management system and to make other technical, administrative, and non-substantive amendments. The Ethics Code applies to all directors, officers, and employees of the Registrant and its subsidiaries, business units, branches and affiliates, and other entities that are related to the Registrant’s mining operations and establishes the basic standards of business practice, as well as professional and personal conduct that are expected of all covered persons. The Registrant is reporting the amendment and restatement of its Ethics Code in the event that the changes thereto would be deemed to be more than technical, administrative or non-substantive amendments. To the extent that the amendments would be substantive, the Registrant believes that such amendments to its Ethics Code are not material.

A copy of the Code of Ethics is available on the Registrant’s website at www.southerncoppercorp.com, under the “Corporate Governance” tab of the “About Us” menu. The foregoing summary of the amended and restated Ethics Code is subject to and qualified in its entirety by reference to the full text of the Ethics Code, filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01     Financial Statements and Exhibits

(d)	Exhibits:

14.1	SCC Code of Business Ethics

104.1	Cover Page Interactive Data File (embedded within the inline XBRL document)

INDEX TO EXHIBITS

Exhibits

14.1	SCC Code of Business Ethics

104.1	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Andres Carlos Ferrero
Name:	Andres Carlos Ferrero
Title:	General Counsel

Date:  October 25, 2023

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